UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): October 27, 2003

                             MIDSOUTH BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Louisiana                   1-11826                72-1020809
  (State or jurisdiction of      (Commission File         (IRS Employer
incorporation or organization)       Number)            Identification No.)

              102 Versailles Boulevard, Lafayette, Louisiana 70502
               (Address of principal executive offices) (Zipcode)

                                 (337) 237-8343
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On October 27, 2003, MidSouth Bancorp, Inc. (the "Company") issued a press release regarding the Company's earnings for the quarter ended September 30, 2003. The Company's earnings press release, including financial highlights, is attached as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

Dated: October 27, 2003

                                            MIDSOUTH BANCORP, INC.

                                            By: /s/ C. R. Cloutier
                                                ------------------
                                                President & CEO

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press Release dated October 27, 2003 announcing earnings for the third quarter of 2003.